TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus and Summary Prospectus

* * *

Transamerica BlackRock Government Money Market VP

Effective April 2, 2024, the sixth paragraph under the portfolio’s “Principal Investment Strategies” section in the Prospectus and Summary Prospectus relating to the portfolio, is deleted in its entirety, and replaced with the following:

The portfolio invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission.

* * *

Effective April 2, 2024, the fifth and sixth paragraphs of the portfolio’s “More on Each Portfolio’s Strategies and Investments” section in the Prospectus relating to the portfolio, are deleted in their entirety, and replaced with the following:

The portfolio invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. In addition, the portfolio will hold at least 25% of its total assets in daily liquid assets and at least 50% of its total assets in weekly liquid assets. For purposes of these limits, daily liquid assets and weekly liquid assets are generally defined to include cash, U.S. Treasuries, certain other government securities, as well as other securities that can be readily converted to cash within one or five business days, respectively. The portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio invests in accordance with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission.

* * *

Investors Should Retain this Supplement for Future Reference

March 28, 2024